Commitments and contingencies	12 Months Ended
Dec. 31, 2015
Commitments and contingencies
Commitments and contingencies

6. Commitments and contingencies

(a)  Lease

On April 22, 2014, we entered into a 48‑month building lease for approximately 3,000 square feet of space in Radnor, Pennsylvania. The lease has annual rent escalations. We obtained access to the newly leased space on August 1, 2014, and this was considered the lease commencement date for accounting purposes. Thus, rent expense began on this date and is recognized on a straight‑line basis over the term of the lease.

In March 2015, the Company entered into a 52‑month building sublease agreement for 14,743 square feet of office space in Trevose, Pennsylvania. The lease has annual rent escalations and is recognized on a straight‑line basis over the term of the lease.  As a result of this lease, we vacated the previously leased Radnor, Pennsylvania facility as of April 13, 2015 and determined that the Radnor, Pennsylvania facility was not likely to be utilized during the remaining lease term and as such we commenced efforts to sublease the facility. The Company recorded a liability as of the April 13, 2015 cease‑use date of $0.1 million for the estimated fair value of its obligations under the lease. The most significant assumptions used in determining the amount of the estimated liability are the potential sublease revenues and the credit‑adjusted risk‑free rate utilized to discount the estimated future cash flows.

As of December 31, 2015, future minimum commitments under facility operating leases were as follows (in thousands):

Operating
leases
2016	$227
2017	311
2018	319
2019	184
Total minimum lease payments	$1,041

Rent expense recognized under our operating lease, including additional rent charges for utilities, parking, maintenance and real estate taxes, was $83,000 and $254,000 for the years ended December 31, 2014 and 2015, respectively.

(b)  License Agreements

Cornell Center for Technology Enterprise and Commercialization

In 2011, a license agreement was executed between BioPancreate and the Cornell Center for Technology Enterprise and Commercialization (CCTEC). Under the terms of the license agreement, BioPancreate obtained certain rights from the CCTEC for commercial development, use and sale of products that use the technology associated with the license. We are obligated to make milestone payments upon the achievement of certain regulatory and clinical milestones up to $2.6 million in the aggregate. For years in which licensed products are sold, we are required to pay a royalty based on a low single‑digit percentage of net sales. The minimum annual royalty in such years is $100,000.  In the event the product is sublicensed, up to $3.5 million of certain fees we receive that are not earned royalties or reimbursements for direct costs are due to CCTEC upon achievement of certain regulatory and clinical milestones.

Antisense Therapeutics

In May 2015, we entered into an exclusive license agreement, or the Antisense License Agreement, with Antisense Therapeutics that provided us with development and commercialization rights to Antisense Therapeutics’ product candidate, ATL1103, for endocrinology applications (specifically excluding the treatment of any form of cancer and the treatment of any complications of diabetes). We refer to this product candidate as COR‑004. Under the terms of the Antisense License Agreement, we paid Antisense Therapeutics an initial upfront license fee of $3.0 million in cash which was recorded as research and development expenses.  We also invested $2.0 million in Antisense Therapeutics equity which was initially recorded as a non-current other asset for $1.1 million with the difference constituting the cost of the license which was recorded as research and development expense. The terms of the Antisense License Agreement provided that we could terminate the Antisense License Agreement upon 90 days’ prior written notice to Antisense Therapeutics if we believed the further development and commercialization of COR‑004 was no longer feasible due to a material change that was beyond our control. If, however, it is determined that we terminated the Antisense License Agreement for convenience, we would be required to pay Antisense Therapeutics a $2.0 million termination fee.  On March 7, 2016, we provided a notice to Antisense Therapeutics of our intent to terminate the Antisense License Agreement effective June 7, 2016 because we believe the further development and commercialization of COR‑004 is no longer feasible due to material changes that were beyond our control.  We have received a reply from Antisense Therapeutics objecting to our termination notice and to our assertion that the further development and commercialization of COR-004 was no longer feasible due to material changes that were beyond our control.  The reply also requests that the parties appoint an independent expert to resolve this dispute in accordance with the terms of the Antisense License Agreement.

(c) Other Commitments

In 2012, we entered into consulting agreements with two individuals to serve as Chief Executive Officer and Chief Operating Officer, respectively. In connection with those agreements, each individual is entitled to a payment in the event of the sale or license by us prior to December 31, 2016 of BioPancreate or major assets derived from the BioPancreate technology. The payment amounts are based on a percentage of the acquisition price or up‑front license fee, as applicable. The maximum amount payable per individual in the event of a sale or license is $1.25 million or $2.5 million in total. Each individual is entitled to such payments even though each is no longer serving in their respective officer roles.